SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 16, 2003

                              REPLIGEN CORPORATION

              (Exact name of registration as specified in charter)

       Delaware                       0-14656                     04-2729386
   (State or other                  (Commission                 (IRS Employer
   jurisdiction of                  File Number)             Identification No.)
    incorporation)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA                    02453
    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (781) 250-0111

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         (Former name or former address, if changed since last report.)

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Item 5. Other Events and Required FD Disclosure.

      Repligen Corporation (Nasdaq: RGEN) announced on September 16, 2003 that the United States District Court for the Eastern District of Michigan has issued a ruling in the lawsuit that Repligen and the University of Michigan are prosecuting against Bristol-Myers Squibb for correction of inventorship of certain CTLA4 patents issued to Bristol-Myers Squibb. A press release announcing the ruling is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

               Exhibit No.                       Exhibit
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                  99.1           Press Release dated September 16, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Repligen Corporation


Dated: September 17, 2003              By: /s/ Walter C. Herlihy
                                           ---------------------
                                           Walter C. Herlihy
                                           Chief Executive Officer and President

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                                  EXHIBIT INDEX

               Exhibit No.                         Exhibit
               ----------                          -------

                  99.1             Press Release dated September 16, 2003.